Prospectus Supplement	April 2, 2007

SUPPLEMENT TO THE PROSPECTUSES OF ALL PUTNAM FUNDS OFFERING CLASS Y SHARES

How do I buy fund shares — Which class of shares is best for me? is supplemented by adding two categories of investors who, if approved by Putnam, may purchase class Y shares:

• investors purchasing shares through an asset-based fee program which regularly offers institutional share classes and which is sponsored by a registered broker-dealer or other financial institution that has entered into an agreement with Putnam; and

• fee-paying clients of a registered investment advisor (RIA) who initially invests for clients an aggregate of at least $100,000 in Putnam funds through a fund “supermarket” or other mutual fund trading platform sponsored by a broker-dealer or trust company of which the RIA is not an affiliated or associated person and which has entered into an agreement with Putnam.

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